Exhibit 99.1

NEWS RELEASE
For Immediate Release	Investors:	Media:
	Bill Marshall	Scott Golden
	VP, Investor Relations	Director, Communications & Engagement
	804-287-8108	804-484-7873
	Bill.Marshall@pfgc.com	Scott.Golden@pfgc.com

Performance Food Group Company to Participate in Investor Meetings; Reaffirms Fiscal 2023 Outlook

RICHMOND, Va. – September 13, 2022 – Performance Food Group Company (PFG) (NYSE: PFGC) management will participate in investor meetings over the next two weeks. Ahead of those meetings, PFG is reaffirming the financial outlook disclosed in its 4Q22 earnings report.

Fiscal 2023 Outlook

For the fiscal first quarter of 2023, PFG continues to expect net sales to be in a range of $14.2 billion to $14.5 billion and Adjusted EBITDA to be in a range of $280 million to $300 million.

For the fiscal second quarter of 2023, PFG continues to expect net sales to be in a range of $13.5 billion to $13.8 billion and Adjusted EBITDA to be in a range of $245 million to $265 million.

For the full fiscal year 2023, PFG continues to expect net sales to be in a range of $56 billion to $58 billion and Adjusted EBITDA to be in a range of $1.15 billion to $1.25 billion.

PFG’s Adjusted EBITDA outlook excludes the impact of certain income and expense items that management believes are not part of underlying operations. These items may include, but are not limited to, loss on early extinguishment of debt, restructuring charges, certain tax items, and charges associated with non-recurring professional and legal fees associated with acquisitions. PFG’s management cannot estimate on a forward-looking basis the impact of these income and expense items on its reported net income, which could be significant, are difficult to predict and may be highly variable. As a result, PFG does not provide a reconciliation to the closest corresponding GAAP financial measure for its Adjusted EBITDA outlook. Please see the “Forward-Looking Statements” section of this release for a discussion of certain risks to PFG’s outlook.

About Performance Food Group Company

Performance Food Group is an industry leader and one of the largest food and foodservice distribution companies in North America with more than 150 locations in the U.S. and parts of Canada. Founded and headquartered in Richmond, Virginia, PFG and our family of companies market and deliver quality food and related products to over 300,000 locations including independent and chain restaurants; businesses, schools and healthcare facilities; vending and office coffee service distributors; and big box retailers, theaters and convenience stores. PFG’s success as a Fortune 200 company is achieved through our more than 35,000 dedicated associates committed to building strong relationships with the valued customers, suppliers and communities we serve. To learn more about PFG, visit pfgc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, integration of our acquisition of Core-Mark and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in PFG’s Annual Report on Form 10-K for the fiscal year ended July 2, 2022 filed with the Securities and Exchange Commission (the “SEC”) on August 19, 2022, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

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economic factors, including inflation, negatively affecting consumer confidence and discretionary spending;
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the effects of health epidemics, including the ongoing COVID-19 pandemic;
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competition in our industry is intense, and we may not be able to compete successfully;
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we operate in a low margin industry, which could increase the volatility of our results of operations;
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we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts;
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our profitability is directly affected by cost inflation and deflation and other factors;
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we do not have long-term contracts with certain of our customers;
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group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;
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changes in eating habits of consumers;
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extreme weather conditions, including hurricane, earthquake and natural disaster damage;
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our reliance on third-party suppliers;
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labor relations and cost risks and availability of qualified labor;
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volatility of fuel prices and other transportation costs;
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our inability to adjust cost structure where one or more of our competitors successfully implement lower costs;
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our inability to increase our sales in the highest margin portion of our business;
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changes in pricing practices of our suppliers;

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our growth strategy may not achieve the anticipated results;
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risks relating to acquisitions, including our inability to realize benefits of acquisitions or successfully integrate the businesses we acquire;
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environmental, health, and safety costs, including compliance with current and future environmental laws and regulations relating to carbon emissions and the effects of global warming;
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our inability to comply with requirements imposed by applicable law or government regulations or substantial changes to governmental regulations, including increased regulation of electronic cigarette and other alternative nicotine products;
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a portion of our sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining;
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if products we distribute are alleged to cause injury, or illness or fail to comply with governmental regulations, we may need to recall our products and may experience product liability claims;
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our reliance on technology and risks associated with disruption or delay in implementation of new technology;
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costs and risks associated with a potential cybersecurity incident or other technology disruption;
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product liability claims relating to the products we distribute and other litigation;
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adverse judgments or settlements or unexpected outcomes in legal proceedings;
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negative media exposure and other events that damage our reputation;
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decrease in earnings from amortization charges associated with acquisitions;
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impact of uncollectibility of accounts receivable;
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increases in excise taxes or reduction in credit terms by taxing jurisdictions;
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the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses;
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risks relating to our substantial outstanding indebtedness;
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our ability to raise additional capital on commercially reasonable terms or at all; and
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risks related to the integration of Core-Mark, including:
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the possibility that the expected synergies and value creation from the acquisition will not be realized or will not be realized within the expected time period;
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the risk that unexpected costs will be incurred in connection with the integration of Core-Mark or that the integration of Core-Mark will be more difficult or time consuming than expected;
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disruption from the acquisition, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and
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the risk that the combined company may not be able to effectively manage its expanded operations.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release or our statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.